                                                                 EXHIBIT 10.20

                           DATA DOCUMENTS INCORPORATED

                 AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT

               This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Data Documents Incorporated, a Delaware corporation (the "Company"), and the person named below as Grantee.


               WHEREAS, Grantee is an employee or consultant of the Company and/or one or more of its subsidiaries; and

               WHEREAS, pursuant to the Company's Amended and Restated 1995 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Grantee of an option to purchase shares of the common stock, par value $0.001 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

               1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Grantee, and Grantee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., Nebraska time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

        Grantee:                                  ______________________________

        Date of Grant:                            ______________________________

        Number of shares purchasable:             ______________________________

        Exercise Price per share:                $______________________________

        Expiration Date:                          ______________________________

        Annual Vesting Rate:                     ______________________________%

The Option is not intended to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code (the "Code").

          2. Acceleration and Termination of Option.

          (a)     Termination of Employment.

                       (i) Termination Within One Year After Change of Control. In the event that Grantee shall cease to be an employee or independent sales representative of the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Grantee's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall fully vest on such date and (B) the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Change of Control" shall mean the first to occur of the following events:

                       (X) any date upon which the directors of the Company who
               were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of the Company;

                       (Y) the date of the first public announcement that any
               person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 25% or more of the voting power of the Company (a "25% Stockholder"), provided, however, that the terms "person" and "entity," as used in this clause (Y), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who was a 25% Stockholder on the date of adoption of the Plan by the Board; or

                       (Z) a reorganization, merger or consolidation of the
               Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or a different kind of securities.

                       (ii) Retirement. If Grantee's Employment is Terminated by reason of Grantee's retirement in accordance with the Company's then-current retirement policy ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate 90 days after the date of such Termination of Employment.

                       (iii) Death or Permanent Disability. If Grantee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Grantee, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Grantee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Grantee does or does not have a Permanent Disability shall be final and binding upon the Company and Grantee.

                       (iv) Other Termination. If Grantee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, and a Change of Control shall not have occurred within one year prior thereto, then the Option shall terminate upon the date of such Termination of Employment.

               (b) Death Following Termination of Employment. Notwithstanding anything to the contrary in this Agreement, if Grantee shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

               (c)     Other Events Causing Acceleration of Option.

               (i) Notwithstanding the other terms of this Option, this Option shall become fully exercisable with respect to all Shares covered hereby upon the first to occur of the following:

                        (A) the date of dissemination to the stockholders of the Company of a proxy statement seeking stockholder approval of a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property and/or securities not issued by the Company, unless such reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board;

                        (B) the first date upon which the directors of the Company who were last nominated by the Board for election as directors shall cease to constitute a majority of the authorized number of directors of the Company; or

                        (C) the date of dissemination to the stockholders of the Company of a proxy statement disclosing a change of control (as defined by the Company) of the Company.

               (ii) The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

               (d) Other Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                      (i) the dissolution or liquidation of the Company; or

                      (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise;

                       provided that in connection with such transaction the Company shall pay to Optionee in cash an amount equal to the excess of the fair market value (on the date of the applicable corporate transaction) of the Option Shares subject to the then-unexercised portion of the Option over the exercise price of such portion of the Option, or, in the event of a sale of substantially all of the property and assets of the Company, the acquiring corporation has granted substitute options to purchase it shares on such terms and conditions as shall substantially preserve the rights and economic benefits of the Option.

               3. Adjustments. Subject to the relevant provisions of the Plan, in the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option; provided, further, that no adjustment shall be made to the number of Option Shares that may be acquired pursuant to the Option or to the extent such adjustment would result in the Option being treated as other than an Incentive Stock Option or to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to the Option by causing such compensation to be other than Performance-Based Compensation (as defined in Section 162(m) of the Code and the regulations related thereto).

               4.      Exercise.

                       (a) The Option shall be exercisable during Grantee's lifetime only by Grantee or by his or her guardian or legal representative, and after Grantee's death only by the person or entity entitled to do so under Grantee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by (i) the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock or (ii) having Option Shares otherwise issuable under the Option withheld by the Company (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise).

               5. Payment of Withholding Taxes. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Grantee shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in any manner permitted in Section 4 hereof for payment of the Exercise Price.

               6. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 4205 South 96th Street, Omaha, Nebraska 68127, Attention: Chief Financial Officer, or to Grantee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

               7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

               8. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

               9. Plan. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Grantee, without his or her consent, of the Option or of any of Grantee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Grantee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Grantee or any other person or entity then entitled to exercise the Option.

               10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

               11. Employment or Contract Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Grantee any right to continue in the employ of or contract with the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of Grantee, with or without cause, or
(c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. GRANTEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OR CONTRACT OF GRANTEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS GRANTEE AND THE COMPANY
OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT OR INDEPENDENT SALES REPRESENTATIVE AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

               12. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to choice or conflict of law principles.

               IN WITNESS WHEREOF, the Company and Grantee have duly executed this Agreement as of the Date of Grant.




                                           DATA DOCUMENTS INCORPORATED


                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________



                                           GRANTEE:


                                           ________________________________
                                           Signature

                                           ________________________________
                                           Street Address

                                           ________________________________
                                           City, State and Zip Code


                                           ________________________________
                                           Social Security Number